UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2019 (September 16, 2019)

INTELLISENSE SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-188920	847-4257143
(Commission File Number)	(I.R.S. Employer Identification No.)

20 Raoul Wallenberg Street

Tel Aviv, Israel 6971916

(Address of principal executive offices) (Zip Code)

(480) 659-6404

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

As previously reported on Form 8-K filed with the Securities and Exchange Commission on September 17, 2019 (the “Initial 8-K”), Intellisense Solutions Inc. (the “Corporation”) entered into a Securities Exchange Agreement (the “Agreement”) with Medigus Ltd., an Israeli company (“Medigus”). Under the terms of the Agreement, Medigus’ wholly-owned subsidiary, ScoutCam Ltd., would become a wholly-owned subsidiary of the Corporation, in exchange for 60% of the issued and outstanding share capital of the Corporation. Among several closing conditions stipulated in the Agreement, it was incumbent on the Corporation to secure at least $3 million in investment funds based on a company pre-money valuation of $10 million. On October 31, 2019, the Corporation notified Medigus that it secured commitments for a $3.5 million investment, thereby satisfying a key closing condition of the Agreement.

The foregoing description of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 10.1 to the Initial 8-K and is incorporated by reference herein.

Cautionary Note Regarding Forward Looking Statements

This Report on Form 8-K may contain statements that are “Forward-Looking Statements,” which are based upon the current estimates, assumptions and expectations of the Corporation’s management and its knowledge of the relevant market. The Corporation has tried, where possible, to identify such information and statements by using words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” and other similar expressions and derivations thereof in connection with any discussion of future events, trends or prospects or future operating or financial performance, although not all forward-looking statements contain these identifying words. These forward-looking statements represent the Corporation’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. By their nature, Forward-Looking Statements involve known and unknown risks, uncertainties and other factors, which may cause future results of the Corporation’s activity to differ significantly from the content and implications of such statements. Other risk factors affecting the Corporation are discussed in detail in the Corporation’s filings with the Securities and Exchange Commission. Examples of such statements include, but are not limited to, statements relating to the timing and closing of the Agreement. Forward-Looking Statements are pertinent only as of the date on which they are made, and the Corporation undertakes no obligation to update or revise any Forward-Looking Statements, whether as a result of new information, future developments or otherwise. Neither the Corporation nor its stockholders, officers and employees, shall be liable for any action and the results of any action taken by any person based on the information contained herein, including without limitation the purchase or sale of Corporation securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLISENSE SOLUTIONS INC.

	By:	/s/ Idan Maimon
	Name:	Idan Maimon
	Title:	Chief Executive Officer

Date: November 1, 2019